UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 16, 2014 (Date of earliest event reported)
Garrison Capital Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00878 (Commission File Number)	90-0900145 (IRS Employer Identification Number)

1290 Avenue of the Americas, Suite 914 New York, New York (Address of principal executive offices)		10104 (Zip Code)
(212) 372-9590 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Set forth below are certain preliminary estimates of our financial condition and results of operations for the three months ended June 30, 2014. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the three months ended June 30, 2014. We advise you that our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months ended June 30, 2014 are finalized.

We estimate our net investment income to have totaled between $0.32 and $0.37 per share for the three months ended June 30, 2014. We estimate our net income per share to have totaled between $0.51 and $0.56 per share for the three months ended June 30, 2014.

Our net asset value as of June 30, 2014 is estimated to have been between $15.61 and $15.66 per share.

As of June 30, 2014, we had $225.4 million of aggregate debt outstanding under the Garrison Funding 2013-2 $350 million collateralized loan credit facility and the GLC Trust 2013-2 revolving credit facility.

For the three months ended June 30, 2014, we originated one new investment, two club deals and six purchased deals, upsized two of our existing originated investments and closed additional consumer loan purchases for a total increase to par in our core portfolio of $104.1 million with a weighted average yield of 12.8%. For the three months ended June 30, 2014, repayments in our core portfolio, which we define as those investments that generally yield 9.0% or greater, consisted of the early full repayment of six investments and partial repayments for a total of $61.4 million of par with a weighted average yield of 12.3%.

For the three months ended June 30, 2014, repayments in our transitory portfolio, which we define as those investments that generally yield less than 9.0%, consisted of the sale of eight investments, the early full repayment of five investments and partial repayments for a total of $78.3 million of par with a weighted average yield of 8.4%. For the three months ended June 30, 2014, we purchased one new investment and added on to three of our investments for a total of $12.5 million of par with a weighted average yield of 7.2%.

Refer to the table below for Summary of Investment Activity for the three months ended June 30, 2014.

In millions

Core Portfolio	As of March 31, 2014	Originated / Purchased Q2 2014	Repayments / Sales in Q2 2014 (1)	As of June 30, 2014
Total Par value(2)	$322.2	$104.1	($61.4)	$364.9
Number of Portfolio Companies(3)(6)(8)(9)	38	12	(6)	44
Average Investment Size(7)	$8.5	$4.7	($8.2)	$8.3
Weighted Average Yield(4)(5)(6)	11.0%	12.8%	12.3%	10.9%

	As of	Purchased	Repayments / Sales	As of
Transitory Portfolio	March 31, 2014	in Q2 2014	in Q2 2014 (1)	June 30, 2014
Total Par value(2)	$136.9	$12.5	($78.3)	$71.1
Number of Portfolio Companies(3)(6)(9)	33	1	(16)	18
Average Investment Size(7)	$4.1	$5.0	($4.6)	$3.9
Weighted Average Yield(4)(5)	7.7%	7.2%	8.4%	7.5%

	As of	Originated / Purchased	Repayments / Sales	As of
Total Portfolio	March 31, 2014	in Q2 2014	in Q2 2014 (1)	June 30, 2014
Total Par value	$459.2	$116.6	($139.8)	$436.0
Number of Portfolio Companies(3)(6)(8)(9)	71	13	(22)	62
Average Investment Size(7)	$6.5	$4.7	($5.6)	$7.0
Weighted Average Yield(4)(5)(6)	10.0%	12.2%	10.1%	10.4%

 ____________________

(1) Change in total par value includes partial principal repayments.
(2) Includes only the funded portion of par for unfunded revolvers.
(3) Excludes add-on investments in existing portfolio companies.
(4) Excludes investments with a risk rating of 4, unfunded revolvers and equity investments.
(5) Activity during the quarter does not reflect changes in market yields on existing positions or partial principal repayments.
(6) Excludes same day purchases/sales.
(7) Average investment size on activity for new portfolio companies and full repayments or sales.
(8) The GLC Trust 2013-2 Consumer Loan Portfolio, which holds a portfolio of small balance consumer loans, is counted as one portfolio company.
(9) Includes the transfer of three portfolio companies, total par of $13.2 million, from Transitory to Core, based on the current yield.

We intend to announce final results of operations for the three months ended June 30, 2014 on August 6, 2014 after the close of the financial markets.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. Neither McGladrey LLP, our independent registered public accounting firm, nor any other independent accountants has reviewed, audited complied, or performed any procedures with respect to these preliminary estimates. Accordingly, McGladrey LLP does not express an opinion or any other form of assurance with respect to these preliminary estimates and assumes no responsibility for, and disclaims any association with, this information.

Item 7.01. Regulation FD Disclosure

On July 16, 2014, Garrison Capital Inc. issued a press release announcing the plans of certain shareholders to sell their shares in a public offering. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Item 7.01 and Regulation FD.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

            99.1       Press Release of Garrison Capital Inc. dated July 16, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2014	GARRISON CAPITAL INC. By: /s/ Brian Chase Name: Brian Chase Title: Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Garrison Capital Inc. dated July 16, 2014